UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2026

CIM Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54939	27-3148022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016

(Address of Principal Executive Offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

CIM Real Estate Finance Trust, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K (“Current Report”) is being filed in connection with the closing of a series of transactions (collectively, the “Transactions”) undertaken by the Registrant on June 24, 2026 to acquire the real assets management business and portfolio of investments of CIM Group, LLC (“Legacy CIM”) and to establish the Registrant as a diversified owner, operator, lender, developer and real assets management platform.

As further detailed in this Current Report on Form 8-K, the Transactions consisted of:

•

The formation by the Registrant of a new operating partnership, CIM Finance Holdings, LP (“New OP”), in which CIM Finance Holdings GP, LLC, a wholly-owned subsidiary of the Registrant (“New OP General Partner”), is the sole general partner.

•

The contribution by the Registrant of all of the Registrant’s equity interests in CIM Real Estate Finance Operating Partnership, LP (“Existing OP”) to New OP in exchange for limited partnership units in New OP (“New OP Class B LP Units”).

•

The contribution and assignment by the Registrant of all of the Registrant’s other material assets and liabilities to Existing OP, including the Second Amended and Restated Management Agreement, dated March 24, 2023 (the “Original Management Agreement”), by and between the Registrant and CIM Real Estate Finance Management, LLC, a Delaware limited liability company (the “Manager”).

•

The contribution by CIM Group Holdings, LLC, a direct and indirect subsidiary of Legacy CIM (“CIM Group Holdings”), of all of the issued and outstanding equity interests of CIM Group Management, LLC and CIM Group Investments, LLC (the “Contributed Entities”), which comprise Legacy CIM’s real assets management business and portfolio, together with $1,000 of cash consideration, to New OP in exchange for newly issued Class A limited partnership units in New OP possessing the same economic rights as the New OP Class B LP Units and certain consent rights (as described elsewhere in this Current Report) (the “New OP Class A LP Units”) and shares of a newly created series of special voting preferred stock, $0.01 par value per share, of the Registrant (“Special Voting Preferred Shares”).

In connection with the Transactions, the Registrant, which was previously named “CIM Real Estate Finance Trust, Inc.”, was renamed “CIM Group, Inc.” As of immediately following the closing, CIM Group Holdings held 907,376,073.663 New OP Class A LP Units and 907,376,073.663 Special Voting Preferred Shares, representing approximately 67.5% economic and voting ownership of the combined company. The remaining 32.5% was owned by the Registrant’s pre-transaction stockholders through (i) their continued ownership of the issued and outstanding shares of common stock, $0.01 par value per share, of the Registrant (“Common Shares”) and (ii) the Registrant’s retaining 436,884,776.208 New OP Class B LP Units representing approximately 32.5% economic ownership of New OP.

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreement of Existing OP to New OP

On June 24, 2026, the Registrant and New OP entered into the Contribution Agreement (the “Preliminary Contribution Agreement”) pursuant to which the Registrant contributed all of the issued and outstanding equity interests in Existing OP and CRI REIT IV, LLC, a Delaware limited liability company and then-limited partner of Existing OP, to New OP.

Contribution and Subscription Agreement

On June 24, 2026, the Registrant, New OP and CIM Group Holdings entered into the Contribution and Subscription Agreement (the “Contribution Agreement”) pursuant to which CIM Group Holdings contributed all of the issued and outstanding equity interests of the Contributed Entities to New OP in exchange for 907,376,073.663 newly issued New OP Class A LP Units and 907,376,073.663 Special Voting Preferred Shares representing approximately 67.5% economic and voting ownership of the combined company.

Earnout Provisions

The Contribution Agreement provides that the Registrant and New OP will effect a potential earnout issuance to CIM Group Holdings of New OP Class A LP Units and Special Voting Preferred Shares that could increase CIM Group Holdings’ economic and voting ownership of the combined company by up to approximately 3.75%, based on the achievement of certain financial performance metrics from January 1, 2026 through December 31, 2028 (the “Earnout Period”). If New OP Class A LP Units are issued to CIM Group Holdings as part of an earnout payment, New OP will be required to make a special cash distribution to CIM Group Holdings in an amount equal to the aggregate distributions CIM Group Holdings would have been entitled to receive in respect of such New OP Class A LP Units had CIM Group Holdings held such New OP Class A LP Units through the period commencing on the date immediately following the expiration of the Earnout Period and ending on the actual payment date of the earnout amount.

Listing and Liquidity Alternatives

The Registrant has agreed to use commercially reasonable efforts to pursue a listing of its Common Shares on a national securities exchange (a “Listing”), including initiating the listing process within 24 months following the closing and consummating such Listing within five years following the closing. Prior to the consummation of a Listing, the Registrant is required to use commercially reasonable efforts to seek additional third-party capital investment from one or more bona fide third-party investors willing to permit at least fifty percent (50%) of the net cash proceeds of such investment to be reserved and applied solely for the purpose of redeeming or repurchasing Common Shares held by stockholders unaffiliated with CIM Group Holdings or the Registrant. If a Listing has not been consummated by the fifth anniversary of the closing, the Registrant has agreed to evaluate and pursue in good faith a recapitalization transaction intended to provide liquidity to its stockholders and to use commercially reasonable efforts to consummate such transaction. If CIM Group Holdings determines that a recapitalization is not reasonably likely to be completed within one year following the fifth anniversary of the closing, CIM Group Holdings may require the Registrant to pursue alternative strategic transactions, including a sale of the Registrant, business combination or other liquidity event, subject to the terms and conditions set forth in the Contribution Agreement.

Dividends and Distributions

For a three-year period following the closing, New OP will be required to make distributions sufficient to allow the Registrant to declare and pay quarterly dividends to stockholders of the Registrant of at least $0.06 per Common Share for the first four quarters following the closing, $0.07 per Common Share for the next four quarters, and $0.095 per Common Share for the next four quarters. The obligations of the Registrant and New OP to make the dividends and distributions described above are each subject to applicable law. Furthermore, New OP’s obligation to make distributions to the Registrant may be waived, in whole or in part, at any time by the affirmative vote or written consent of a majority of the independent members of the board of directors of the Registrant (the “Board”).

Specified Investment Opportunities

The Contribution Agreement provides that, before certain specified investment opportunities may be pursued by the three founders of Legacy CIM - Richard Ressler, Avraham Shemesh and Shaul Kuba (the “CIM Principals”) - CIM Group Holdings is required to provide notice of the opportunity to the Registrant. Following receipt of such notice, the Registrant, acting through the Board, will have ten business days to determine whether it wishes to pursue the opportunity. If the Registrant declines the opportunity or does not respond within the specified period, the opportunity will be deemed waived by the Registrant and the CIM Principals may pursue the opportunity without any further obligation to the Registrant.

Post-Closing Governance

The Contribution Agreement provides that CIM Group Holdings will vote all of its Special Voting Preferred Shares such that the terms of service of (i) T. Patrick Duncan, W. Brian Kretzmer and Howard A. Silver, subject to their nomination and recommendation by the Board, and (ii) any additional independent director candidates necessary to ensure that a majority of the Board is comprised of independent directors will expire no sooner than the one-year anniversary of the consummation of a Listing, recapitalization or strategic transaction, whichever occurs first. The Contribution Agreement contemplates that, as soon as reasonably practicable following the closing, the Registrant will take, and will cause the Board to take, all steps reasonably necessary to cause any director affiliated with CIM Group Holdings (other than Richard Ressler) to resign from the Board and to elect to the Board Avraham Shemesh, Shaul Kuba and an additional individual designated by CIM Group Holdings who satisfies applicable independence standards.

Equity Awards

The Contribution Agreement includes an acknowledgement by the parties that the Transactions do not constitute a “Change of Control” as defined under the Registrant’s equity plans, and that accordingly, all unvested existing equity awards will continue to operate and vest in accordance with their existing terms. The Contribution Agreement contemplates that, following the closing, the Registrant will issue equity awards under the CIM Real Estate Finance Trust, Inc. 2024 Manager Equity Incentive Plan (the “2024 Manager Plan”) with respect to the 2025 performance year in an aggregate amount of 2,195,923 shares (the “2025 Awards”) to the Manager and/or the Registrant’s eligible named executive officers, on terms and conditions consistent with the 2024 Manager Plan and as determined by the Board. Pursuant to the foregoing, 2,165,489.342 restricted stock units (“RSUs”) were awarded to the Manager, and 30,433.658 RSUs were awarded to David Thompson, the newly appointed Chief Financial Officer, Principal Accounting Officer and Treasurer of the Registrant. The Contribution Agreement also contemplates that, following the closing, one or more of the Contributed Entities, or one of its subsidiaries, designated by CIM Group Holdings will offer to repurchase vested and unrestricted Common Shares from eligible holders.

Other Terms

The Contribution Agreement also contains representations and warranties by the parties, indemnification provisions, and other customary terms and conditions. The representations, warranties and covenants of each party set forth in the Contribution Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Contribution Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Contribution Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties were made only as of the date of the Contribution Agreement or such other date as is specified in the Contribution Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures. Accordingly, the Contribution Agreement is included with this filing only to provide investors with information regarding the terms of the Contribution Agreement, and not to provide investors with any factual information regarding the parties thereto, their respective affiliates or their respective businesses.

Second Amended and Restated Agreement of Limited Partnership of New OP

On June 24, 2026, the Registrant, New OP General Partner, and CIM Group Holdings entered into the Second Amended and Restated Agreement of Limited Partnership of New OP (the “New OP Limited Partnership Agreement”).

New OP General Partner has general authority to manage the business and affairs of New OP, including authority with respect to acquisitions and dispositions, financings, investments, borrowings, litigation matters and other operational decisions. Notwithstanding the foregoing, the New OP Limited Partnership Agreement contemplates that Registrant, New OP, and their respective subsidiaries may not take specified actions without the prior written consent of holders of more than 50% of the then issued and outstanding New OP Class A LP Units or, in the case of actions to be taken by the Registrant or any subsidiaries of the Registrant (for the avoidance of doubt, excluding New OP and its subsidiaries), the holders of more than 50% of the then issued and outstanding Special Voting Preferred Shares until such time as (i) CIM Group Holdings and its permitted transferees collectively hold less than 10% of the partnership units of New OP that are issued and outstanding as of closing (as appropriately adjusted hereafter to give effect to any unit split, reverse split, combination, reclassification, recapitalization or similar transaction) and (ii) the consummation of a Listing.

At the closing, the New OP Limited Partnership Agreement provides that the limited partnership units of New OP consist entirely of (i) New OP Class A LP Units, which may only be issued to limited partners (other than the Registrant) and only on a one-to-one basis with the number of votes that the Special Voting Preferred Shares issued by the Registrant entitle the holders thereof to cast with respect to any matter as to which such holders are entitled to cast votes under the Registrant’s charter and applicable law, and (ii) New OP Class B LP Units, which may only be issued to the Registrant and only on a one-to-one basis with each Common Share issued by the Registrant such that, as of any given time, the number of issued and outstanding New OP Class B LP Units are the same as the number of issued and outstanding Common Shares.

The New OP Limited Partnership Agreement contemplates that any and all distributions by New OP of cash, stock or any other property to the partners of New OP will be made to the partners in proportion to their respective percentage ownership of New OP limited partnership units, subject to an entitlement to customary tax distributions intended to enable partners to satisfy tax liabilities arising from allocations of taxable income.

Until the consummation of a Listing, the holders of New OP Class A LP Units have no right to have their New OP Class A LP Units redeemed or exchanged for Common Shares. Following the consummation of a Listing, the New OP Limited Partnership Agreement provides holders of New OP Class A LP Units the right to require New OP to redeem, subject to specified conditions and restrictions, such holders’ New OP Class A LP Units in exchange for a like number of Common Shares (any Common Shares issued or issuable in such an exchange, “Exchanged Common Shares”) or, at the election of the Registrant, a cash amount representing the value of such Common Shares. In connection with any such exchange, the Registrant is required to concurrently redeem any Special Voting Preferred Shares issued in correspondence to such redeemed New OP Class A Units.

The New OP Limited Partnership Agreement also contains other customary provisions, including restrictions on transfers, preemptive rights and other provisions governing the issuance of additional partnership interests and additional funding arrangements.

Tax Receivable Agreement

On June 24, 2026, the Registrant, New OP and CIM Group Holdings entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”).

The Tax Receivable Agreement generally provides for the payment by the Registrant to CIM Group Holdings and other beneficiaries of 85% of certain tax benefits, if any, actually realized by the Registrant as a result of increases in tax basis and other tax attributes arising from exchanges or redemptions of New OP Class A LP Units and certain other transactions.

The amount and timing of payments under the Tax Receivable Agreement will vary depending on a number of factors, including the timing of exchanges, the amount of tax basis increases, the taxable income generated by the Registrant and the applicable tax rates.

The Tax Receivable Agreement also provides for acceleration of payment obligations in certain circumstances, including certain changes of control and material breaches of the agreement. In such circumstances, the Registrant may be required to make a lump-sum payment based on the present value of expected future tax benefits determined under the agreement.

Registration Rights Agreement

On June 24, 2026, the Registrant and CIM Group Holdings entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing holders of Exchanged Common Shares customary shelf registration, demand registration and piggyback registration rights following the consummation of a Listing whereby the Registrant will register resales of Exchanged Common Shares to the extent that such shares are not able to then be sold without restriction under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing descriptions of the Preliminary Contribution Agreement, Contribution Agreement, New OP Limited Partnership Agreement, Tax Receivable Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in each case in their entirety by, the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The New OP Class A LP Units, New OP Class B LP Units and Special Voting Preferred Shares were each issued pursuant to exemptions from registration under the Securities Act by reason of Section 4(a)(2) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers

On June 24, 2026, Nathan D. DeBacker ceased to serve as Chief Financial Officer, Principal Accounting Officer and Treasurer of the Registrant, effective June 24, 2026.

Appointment of Officers

On June 24, 2026, the Board appointed David Thompson to serve as Chief Financial Officer, Principal Accounting Officer and Treasurer of the Registrant, effective June 24, 2026.

Mr. Thompson, age 62, has been Chief Executive Officer of Creative Media & Community Trust Corporation (NASDAQ: CMCT) since March 2019. Mr. Thompson served as the Chief Financial Officer of CMCT from March 2014 to March 2019. Mr. Thompson is also a Principal, Chief Financial Officer of CIM Group, L.P., a subsidiary of CIM Group Management, LLC, and serves on CIM Group, L.P.’s Investment and Valuation Committees. He also served on the CIM Group, L.P. Investment Committee Credit Sub-Committee. In addition, Mr. Thompson has served as the Chief Executive Officer and Trustee of CIM Real Assets & Credit Fund, a closed-ended interval fund that seeks to invest in a mix of institutional-quality real estate and credit assets, since February 2019. In February 2024,

Mr. Thompson was elected as a Trustee of CIM Commercial Lending REIT, a subsidiary of the Registrant. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions in the office, retail, multifamily, hotel, gaming and timeshare sectors, as well as significant capital markets experience. Mr. Thompson began his career as a CPA in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.

As described in “Contribution and Subscription Agreement - Equity Awards” in Item 1.01 of this Current Report on Form 8-K, pursuant to the 2024 Manager Plan, 30,433.658 RSUs were awarded to Mr. Thompson. There are no other arrangements or understandings between Mr. Thompson and any other person pursuant to which Mr. Thompson was selected as an officer.

Mr. Thompson is a principal of Legacy CIM and as such he participates in the earnings and profits of Legacy CIM and also participates in carried interest earned by Legacy CIM. Mr. Thompson does not have any other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2026, the Registrant filed Articles of Amendment (the “Authorized Shares Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland (“SDAT”) to increase the number of authorized but unissued shares of capital stock of the Registrant to 3,100,000,000, consisting of 2,000,000,000 Common Shares and 1,100,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”).

On June 23, 2026, the Registrant also filed Articles Supplementary with SDAT classifying 1,000,000,000 authorized but unissued shares of Preferred Stock as Special Voting Preferred Shares. Pursuant to the Articles Supplementary, any Special Voting Preferred Shares issued by the Registrant will entitle the holders thereof to a number of votes equal to the number of New OP Class A LP Units issued concurrently with such Special Voting Preferred Shares on all matters submitted to a vote of the Registrant’s stockholders, subject to the terms of the Articles Supplementary. The Special Voting Preferred Shares do not confer on their holders any economic rights or entitlements.

In addition, on June 26, 2026, the Registrant filed Articles of Amendment with SDAT providing for the change of the Registrant’s name from “CIM Real Estate Finance Trust, Inc.” to “CIM Group, Inc.” (the “Name Change Articles of Amendment”).

The Registrant also amended and restated its bylaws (the “Third Amended and Restated Bylaws”), effective on June 24, 2026, to provide that, until the earlier of the first anniversary of a Listing or the consummation of a liquidity transaction, any related-party transaction required to be disclosed under Item 404 of Regulation S-K must be approved by both (i) a majority of the disinterested directors and either (ii) a majority of the independent directors or a committee comprised solely of at least two independent directors.

The foregoing descriptions of the Authorized Shares Articles of Amendment, Articles Supplementary, Name Change Articles of Amendment and Third Amended and Restated Bylaws do not purport to be complete and are subject to, and qualified in each case in their entirety by, the full text of such documents, copies of which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 29, 2026, Legacy CIM and the Registrant issued a joint press release to announce the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Additionally, on June 29, 2026, Legacy CIM and the Registrant issued a joint investor presentation, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being “furnished” to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

Common Share Information

The Board intends to continue to approve and establish an estimated value of the Common Shares, based on the Registrant’s then-current operations, and to publish such valuation on at least an annual basis. Until the next valuation is approved and established by the Board, the per share value used for purposes of reinvesting Common Shares pursuant to the Registrant’s distribution reinvestment plan and redeeming shares pursuant to the Registrant’s share redemption program will continue to be $5.14, as previously approved and established by the Board as of December 31, 2025.

Termination of REIT Status

The Board has determined that, as a result of the Transactions, the Registrant will no longer meet the requirements to qualify as a real estate investment trust (“REIT”) under the applicable provisions of the Internal Revenue Code of 1986, as amended, and that, accordingly, it is no longer in the best interests of the Registrant for it to attempt to, or continue to, qualify as a REIT. The termination of the Registrant’s REIT election will be effective January 1, 2026. In connection therewith, the Registrant has filed a certificate of notice with SDAT notifying stockholders of the Board’s determination that it is no longer in the best interests of the Registrant to continue to be qualified as a REIT and that therefore the applicable restrictions on ownership and transfer of shares of stock of the Registrant as set forth in the Registrant’s charter shall no longer apply.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

3.1	Authorized Shares Articles of Amendment of the Registrant.

3.2	Articles Supplementary of the Registrant.

3.3	Name Change Articles of Amendment of the Registrant.

3.4	Third Amended and Restated Bylaws of the Registrant.

10.1	Contribution Agreement, dated as of June 24, 2026, by and between the Registrant and New OP.

10.2	Contribution and Subscription Agreement, dated as of June 24, 2026, by and among the Registrant, New OP and CIM Group Holdings.*

10.3	Second Amended and Restated Agreement of Limited Partnership of New OP, dated as of June 24, 2026, by and among the Registrant, New OP General Partner and CIM Group Holdings.*

10.4	Tax Receivable Agreement, dated as of June 24, 2026, by and among the Registrant, New OP and CIM Group Holdings.

10.5	Registration Rights Agreement, dated as of June 24, 2026, by and among the Registrant and CIM Group Holdings.

99.1	Joint Press Release, dated June 29, 2026.

99.2	Joint Investor Presentation, dated June 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

In accordance with Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have not been filed. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Information

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to: (i) the anticipated benefits of the proposed transaction to the Registrant and the Registrant’s stockholders, (ii) the anticipated impact of the proposed transaction on the combined company’s business, future financial and operating results, liquidity profile and access to capital, (iii) other aspects of both companies’ operations and operating results, and (iv) our goals, plans and projections with respect to our operations, financial position and business strategy. We caution that forward-looking statements are not guarantees. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that could cause or contribute to such material differences include: (i) the failure of the transaction to deliver the estimated value and benefits expected by the Registrant, including the failure of the combined company to generate sufficient cash to finance contemplated dividend amounts to stockholders and to successfully pursue a listing of the Registrant’s common stock on a national stock exchange, (ii) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (iii) the effect of the announcement of the transaction on the ability of the combined company to retain and hire necessary personnel and maintain relationships with clients and other material business counterparties, (iv) the failure of the Registrant to successfully transform into a diversified asset manager and to implement its plans, forecasts and other expectations with respect to CIM Group, LLC’s real assets management business and investment portfolio over time, (v) the failure of the combined company to declare and pay expected dividend amounts over the next three years and (vi) other risks and uncertainties inherent in a transaction of this size and nature. The payment of dividends in the future, if any, will be at the discretion of the Registrant’s board of directors and will depend upon such factors as earnings levels, capital requirements, contractual restrictions, our overall financial condition, available distributable reserves and any other factors deemed relevant by the Registrant’s board of directors.

In addition to the statements referred to above, you can identify these forward-looking statements by the use of words such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “plans” or similar expressions. Such forward-looking statements are subject to various risks and uncertainties, including those described above and those under the section entitled “Risk Factors” in the Registrant’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Registrant’s other filings with the SEC. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIM GROUP, INC.

Date: June 29, 2026	By:	/s/ David Thompson
David Thompson
Chief Financial Officer, Principal Accounting Officer and Treasurer